SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 25, 2002


                            LOEHMANN'S HOLDINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-28410                     13-4129380
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(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)             File No.)                Identification No.)

2500 Halsey Street, Bronx,  NY                                          10461
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (206) 443-6400


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

         The common stock, par value $.01 per share (the "Common Stock") of Loehmann's Holdings, Inc. (the "Company") will commence trading on the NASDAQ National Stock Market the week of July 29, 2002. The common stock, which was trading on the NASDAQ OTC Bulletin Board, will continue to trade under the ticker symbol LHMS.

         On July 25, 2002, the Company completed the sale of its facility in the Bronx, NY and realized $5.0 million in cash from the transaction. The Company's corporate headquarters will continue to be located in the Bronx facility.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Exhibits
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         99.1       Press Release dated July 25, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2002

                              Loehmann's Holdings, Inc.


                              By: /s/ Robert Glass
                                 -------------------------------------
                                 Name:  Robert Glass
                                 Title: Chief Operating Officer, Chief Financial
                                        Officer and Secretary

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                                  Exhibit Index

     Exhibit No.    Description
     -----------    -----------

     99.1           Press Release dated July 25, 2002